COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2013
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

As of March 31, 2013, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥9,233 million principally due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥8,310 million, ¥10,586 million and ¥11,465 million for the years ended March 31, 2011, 2012 and 2013, respectively.

The future minimum lease commitments under non-cancelable operating leases as of March 31, 2013 are as follows:

Years ending March 31,	(Yen in millions)
2014	¥5,486
2015	3,591
2016	2,227
2017	1,422
2018	1,085
2019 and thereafter	1,778

¥15,589

Kyocera has entered into purchase agreements for a certain portion of an anticipated quantity of materials used in its operations. Under those agreements, during the year ended March 31, 2013, Kyocera purchased ¥14,973 million and is obligated to purchase ¥215,492 million in total by the end of December 2020.

Kyocera guarantees the debt of employees, an investee and an unconsolidated subsidiary. As of March 31, 2013, the total amount of these guarantees was ¥581 million. The financial guarantees are made in the form of commitments and letters of awareness issued to financial institutions and generally obligate Kyocera to make payments in the event of default by the borrowers.

AVX corporation (AVX), a U.S. based subsidiary, has been identified by the United States Environmental Protection Agency (EPA), state governmental agencies or other private parties as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or equivalent state or local laws for clean-up and response costs associated with certain sites at which remediation is required with respect to prior contamination. Because CERCLA has generally been construed to authorize joint and several liability, the EPA could seek to recover all clean-up costs from any one of the PRPs at a site despite the involvement of other PRPs. At certain sites, financially responsible PRPs other than AVX also are, or have been, involved in site investigation and clean-up activities. AVX believes that liability resulting from these sites will be apportioned between AVX and other PRPs.

To resolve its liability at the sites at which AVX has been named a PRP, AVX has entered into various administrative orders and consent decrees with federal and state regulatory agencies governing the timing and nature of investigation and remediation. As is customary, the orders and decrees regarding sites where the PRPs are not themselves implementing the chosen remedy contain provisions allowing the EPA to reopen the agreement and seek additional amounts from settling PRPs in the event that certain contingencies occur, such as the discovery of significant new information about site conditions.

In 1991, in connection with a consent decree, AVX paid ¥8,878 million ($66 million), plus interest, toward the environmental conditions at, and remediation of, New Bedford Harbor in the Commonwealth of Massachusetts (the harbor) in settlement with the United States and the Commonwealth of Massachusetts, subject to reopener provisions, including a reopener if certain remediation costs for the site exceed ¥12,267 million ($130.5 million).

On April 18, 2012, the EPA issued to AVX a Unilateral Administrative Order (UAO) directing AVX to perform the Remedial Design, the Remedial Action and Operation and Maintenance as set forth in the UAO, for the harbor clean-up, pursuant to the reopener provision. The original effective date set forth in the UAO was June 18, 2012 (and subsequently extended to September 3, 2013), pursuant to which AVX had to inform the EPA if it intends to comply with the UAO.

On October 10, 2012, the EPA, the United States, and the Commonwealth of Massachusetts and AVX announced that they had reached a financial settlement with respect to the EPA’s ongoing clean-up of the harbor. That agreement is contained in a Supplemental Consent Decree that modifies certain provisions of the 1992 Consent Decree, including elimination of the governments’ right to invoke the clean-up reopener provisions in the future. In accordance with the settlement, AVX will pay ¥34,428 million ($366.25 million), plus interest computed from August 1, 2012, in three installments over a two-year period for use by the EPA and the Commonwealth to complete the clean-up of the harbor, and the EPA will withdraw the UAO. The settlement requires approval by the United States District Court before becoming final. The timing of any such approval is uncertain.

AVX has recorded a liability for the full amount of the proposed settlement, resulting in charges of ¥7,900 million ($100 million) and ¥21,300 million ($266.25 million) in the years ended March 31, 2012 and 2013, respectively. Kyocera included these charges in selling, general and administrative expenses in the consolidated statements of income for the years ended March 31, 2012 and 2013, respectively.

In addition to the above matter, Kyocera is involved in various environmental matters and Kyocera currently has certain amount of reserves related to such environmental matters. The amount recorded for identified contingent liabilities is based on estimates. Amounts recorded are reviewed periodically and adjusted to reflect additional legal and technical information that becomes available. The uncertainties about the status of laws, regulations, regulatory actions, technology and information related to individual sites make it difficult to develop an estimate of the reasonably possible aggregate environmental remediation exposure; therefore these costs could differ from our current estimates.

Kyocera is also subject to various lawsuits and claims which arise, in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.